Investment Portfolio
(UNAUDITED) | 01.31.2022
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 98.1%	Shares	Value
Aerospace & defense - 3.0%
Raytheon Technologies Corp.	321,724	$29,016,288
Air freight & logistics - 2.0%
United Parcel Service, Inc., Class B	97,183	19,651,374
Banks - 8.9%
JPMorgan Chase & Co.	193,362	28,733,593
The PNC Financial Services Group, Inc.	153,322	31,582,799
Truist Financial Corp.	419,237	26,336,468
Beverages - 5.9%
PepsiCo, Inc.	148,521	25,771,364
The Coca-Cola Co.	525,904	32,085,403
Biotechnology - 2.8%
AbbVie, Inc.	199,514	27,311,471
Capital markets - 4.7%
BlackRock, Inc.	31,762	26,138,220
CME Group, Inc.	84,951	19,496,255
Chemicals - 3.6%
Eastman Chemical Co.	220,501	26,224,184
PPG Industries, Inc.	59,446	9,285,465
Communications equipment - 3.4%
Cisco Systems, Inc.	591,936	32,953,077
Electric utilities - 2.8%
NextEra Energy, Inc.	348,454	27,221,227
Electrical equipment - 3.6%
Eaton Corp. PLC	137,224	21,740,398
Rockwell Automation, Inc.	46,023	13,310,772
Electronic equipment, instruments & components - 2.9%
Corning, Inc.	250,815	10,544,263
TE Connectivity Ltd.	127,601	18,248,219
Equity real estate investment trusts (REITs) - 5.0%
Crown Castle International Corp.	110,929	20,245,652
Prologis, Inc.	181,254	28,424,252
Food products - 1.6%
Mondelez International, Inc., Class A	226,808	15,202,940
Health care equipment & supplies - 5.2%
Abbott Laboratories	83,076	10,588,867
Baxter International, Inc.	234,278	20,016,712
Medtronic PLC	195,858	20,269,345
Health care providers & services - 1.7%
UnitedHealth Group, Inc.	36,276	17,142,949
Hotels, restaurants & leisure - 3.4%
McDonald's Corp.	127,381	33,049,000
Household durables - 0.7%
Garmin Ltd.	52,629	6,548,100
Household products - 2.2%
The Procter & Gamble Co.	131,819	21,150,359
Industrial conglomerates - 1.5%
Honeywell International, Inc.	71,068	14,531,985
IT services - 2.9%
Automatic Data Processing, Inc.	135,786	27,995,000
Media - 2.1%
Comcast Corp., Class A	410,271	20,509,447
Multiline retail - 1.9%
Target Corp.	85,275	18,797,168
Oil, gas & consumable fuels - 4.5%
Chevron Corp.	334,710	43,957,464
Pharmaceuticals - 4.4%
AstraZeneca PLC, Sponsored ADR	329,355	19,171,755
Merck & Co., Inc.	289,963	23,626,185
Road & rail - 2.3%
Union Pacific Corp.	90,625	22,162,344
Semiconductors & semiconductor equipment - 7.5%
Broadcom, Inc.	68,705	40,252,886
Texas Instruments, Inc.	185,582	33,310,113
Software - 4.5%
Microsoft Corp.	142,350	44,268,003
Specialty retail - 3.1%
The Home Depot, Inc.	81,982	30,085,754
Total common stocks (cost $599,241,011)		956,957,120
Total investment portfolio (cost $599,241,011) - 98.1%		956,957,120
Other assets in excess of liabilities - 1.9%		18,100,748
Total net assets - 100.0%		$975,057,868

ADR - American Depositary Receipt

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.